UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2011

Quest Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26937	33-0231678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Polaris Way, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 754-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2011, Quest Software, Inc. (“Quest”) held its annual meeting of stockholders. There were 85,705,213 votes present at the annual meeting in person or by proxy, representing approximately 95.30% of the total outstanding eligible votes. Quest’s stockholders elected each of six nominees to serve a one-year term on Quest’s board of directors. There was no solicitation in opposition to management’s nominees as listed in Quest’s proxy statement for the annual meeting. All of management’s nominees received affirmative votes for their election as director in excess of the vote required for election (i.e., the number of votes “for” each nominee exceeded the number of votes “withheld” from such nominee). Also at the annual meeting, Quest’s stockholders ratified the appointment of Deloitte & Touche LLP as Quest’s independent registered public accounting firm for the fiscal year ending December 31, 2011; approved on an advisory basis the compensation of Quest’s named executive officers; and approved on an advisory basis every three years as the frequency for an advisory vote on the compensation of Quest’s named executive officers. Based on the approval of three years as the frequency of an advisory vote on the compensation of Quest’s named executive officers, Quest has determined that it will hold an advisory vote on the compensation of its named executive officers every three years until the next required vote on the frequency of such an advisory vote. Set forth below are the final voting results for each proposal submitted to a vote of stockholders at the annual meeting.

1.	Proposal No. 1 - Election of Directors:

	Votes		Broker
Nominee	For	Withheld	Non-Votes
Vincent C. Smith	82,259,487	783,446	2,705,890
Douglas F. Garn	82,371,597	671,336	2,705,890
Augustine L. Nieto II	74,596,222	8,446,711	2,705,890
Kevin M. Klausmeyer	82,371,969	670,964	2,705,890
Paul A. Sallaberry	76,589,107	6,452,826	2,705,890
H. John Dirks	82,372,159	670,774	2,705,890

2.	Proposal No. 2 - Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for fiscal year ending December 31, 2011:

For	Against	Abstain	Broker Non-Votes
83,703,125	1,425,061	577,027	0

3.	Proposal No. 3 – Approval on an advisory basis of the compensation of Quest’s named executive officers:

For	Against	Abstain	Broker Non-Votes
75,027,446	7,418,039	597,448	2,705,890

4.	Proposal No. 4 – Approval on an advisory basis of the frequency of an advisory vote on the compensation of Quest’s named executive officers:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
41,749,744	221,194	40,485,130	586,865	2,705,890

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST SOFTWARE, INC.

Date: June 10, 2011

	By:	/s/ David P. Cramer
David P. Cramer
Vice President, General Counsel & Secretary